UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  March 21, 2019
DLH Holdings Corp.
(Exact name of registrant as specified in its charter)
COMMISSION FILE NUMBER:  0-18492

New Jersey	22-1899798
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3565 Piedmont Road, NE
Atlanta, GA 30305
(Address and zip code of principal executive offices)
(866) 952-1647
(Registrant's telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07	Submission of Matters to a Vote of Security Holders

DLH Holdings Corp. (the “Company”) held its 2019 Annual Meeting of Shareholders on March 21, 2019 in New York, New York. The results of the matters voted on by the shareholders are set forth below. Only shareholders of record as of the close of business on January 22, 2019 were entitled to vote at the Annual Meeting. As of the record date, 12,036,161 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 10,626,014 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum. The proposals presented to the Company’s shareholders at the Annual Meeting are described in detail in the Company’s Proxy Statement filed on January 28, 2019. The final results for each proposal are set forth below.

Proposal 1 – Election of eight directors nominated by the Board to serve until the Company’s 2020 Annual Meeting and until their respective successors are duly elected and qualified

The eight nominees who received the highest number of votes (all of the below individuals) were elected to the board of directors to hold office for a one-year term and until their respective successors are elected and qualified. The shareholders voted to elect the following directors by the votes indicated below:

Nominee	For	Withheld	Broker Non-Votes

William H. Alderman	7,675,018	13,045	2,937,951

James P. Allen	7,296,182	391,881	2,937,951

Martin J. Delaney	7,136,907	551,156	2,937,951

Dr. Elder Granger	7,680,438	7,625	2,937,951

Dr. Frances M. Murphy	7,680,438	7,625	2,937,951

Zachary C. Parker	7,680,538	7,525	2,937,951

Frederick G. Wasserman	7,680,463	7,600	2,937,951

Austin J. Yerks	7,301,452	386,611	2,937,951

Proposal 2 – Advisory Vote on the Compensation of the Company’s Named Executive Officers

The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the Company’s Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
7,485,852	190,848	11,363	2,937,951

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Proposal 3 – Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

The shareholders recommended, on an advisory basis, that the frequency of future shareholder votes on the compensation of the Company’s named executive officers, as required by Section 14A(a)(2) of the Exchange Act, occur annually, by the votes set forth in the table below:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
7,486,105	105,811	85,589	10,558	2,937,951

In accordance with the results of the advisory vote, the Board of Directors has determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year.

Proposal 4 – Ratification of Selection of Independent Registered Public Accounting Firm

The shareholders voted to ratify the appointment of Withum, Smith + Brown, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019, by the following votes:

For	Against	Abstain
10,612,116	13,343	555

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: /s/ Kathryn M. JohnBull

Name: Kathryn M. JohnBull
Title: Chief Financial Officer
Date: March 25, 2019

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